Consolidated Statements of Financial Condition (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2013	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and securities segregated, at Cost	$ 834,198		$ 1,551,177	$ 1,279,779
Capital:
Limited partners, units issued (in units)	264,472,328		277,600,901	277,847,588
Limited partners, units outstanding (in units)	264,472,328	278,374,893	277,600,901	277,847,588	278,115,232